UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 30, 2015

PARK VIDA GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-29321

87-0643635

(Commission File Number)

(IRS Employer Identification Number)

Doyle G. Betsill, Jr., Chief Executive Officer

199 East Flagler #423, Miami, Florida 33131

(Address of principal executive offices)

(808) 269-0244

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective January 30, 2015, the board of directors of Park Vida Group, Inc. (the “Company”)

accepted the resignation of Ruairidh Campbell as its chief executive officer, chief financial officer,

principal accounting officer and as a director.

(c)

Effective January 30, 2015 the Company’s board of directors appointed Doyle G. Betsill, Jr. as its chief executive officer, chief financial officer and principal accounting officer.

Doyle G. Betsill, Jr. joins the Company while serving in his current position of Senior Vice President of

Construction and Maintenance at CGI Merchant Group, a private-equity investment management firm based in Miami, Florida that capitalizes on commercial real estate and infrastructure opportunities. Mr.

Betsill is responsible for all construction and maintenance activities for CGI Merchant Group.

Mr. Betsill started his career in construction as a Project Manager for D.R. Horton Custom Homes where he reported directly to Terry Horton.  After leaving Horton, Doyle formed Betsill Brothers Construction with his three brothers on the island of Maui.  As CEO of Betsill Brothers, Doyle grew the firm to be the largest construction firm on Maui.  His responsibilities included managing the construction and development divisions of the company.  Construction projects included single family subdivisions, both apartment and condominium multifamily projects, luxury custom homes, and tenant improvements at luxury resorts such as Four Seasons Resort at Wailea, Grand Wailea (formerly Grand Hyatt), Kaanapali

Alii and Sheraton Maui Resort and Spa.  Commercial construction projects included several multimillion dollar build outs such as Hope Chapel and Maui Park Plaza.  The development division of Betsill

Brothers Construction was responsible for overseeing planning, zoning, design, engineering, permitting site work and infrastructure. Mr. Betsill was also very active in the Maui community, serving as President of the Maui Contractors Association, Chairman of the Board of the Maui YMCA, Board of Directors of

Habitat for Humanity, Board of Directors of the Kihei Community Association and was a member of the

Maui County Board of Code Appeals.

The Company has not entered into any material plan or arrangement with Mr. Betsill in connection with his appointment as chief executive officer.

(d)

Effective January 30, 2015 the Company’s board of directors appointed Doyle G. Betsill, Jr. to serve on the board of directors.

Mr. Betsill has not entered into any arrangement or understanding with any other persons in connection with his appointment to the Company’s board of directors.

Mr. Betsill has not entered into any related transaction with the Company since the beginning of its last fiscal year.

The Company has not entered into any material plan or arrangement with Mr. Betsill in connection with his appointment to the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Vida Group, Inc.

Date

By: /s/ Doyle G. Betsill, Jr.

January 30, 2015

Name: Doyle G. Betsill, Jr.

Title: Chief Executive Officer

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